(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC4
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                         $[1,240,000,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC4


                                  (SURF LOGO)


                           WILSHIRE CREDIT CORPORATION
                                    SERVICER


                                    [US BANK]
                                    TRUSTEE


                               NOVEMBER [16], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC4
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

1. COMBINED LOAN-TO-VALUE RATIOS

                    NUMBER      AGGREGATE      PERCENT               WEIGHTED      AVERAGE     WEIGHTED
                      OF        PRINCIPAL         OF      WEIGHTED   AVERAGE      PRINCIPAL    AVERAGE       PERCENT
COMBINED LOAN-     MORTGAGE      BALANCE       MORTGAGE   AVERAGE     CREDIT       BALANCE     COMBINED       FULL        PERCENT
TO-VALUE RATIOS     LOANS      OUTSTANDING       POOL      COUPON     SCORE      OUTSTANDING     LTV      DOCUMENTATION      IO
---------------     -----      -----------       ----      ------     -----      -----------     ---      -------------      --
50.00% or less         80    $   11,173,830      0.93%     6.845%      576        $139,673       42.33%        55.29%        8.98%
50.01% to 55.00%       41         7,534,478      0.63      6.818       581         183,768       52.55         53.16        15.88
55.01% to 60.00%       58        11,017,148      0.92      6.843       582         189,951       58.25         57.40        36.11
60.01% to 65.00%      101        18,565,628      1.55      6.881       579         183,818       63.06         62.56        22.43
65.01% to 70.00%      155        33,205,319      2.77      6.869       583         214,228       68.63         52.48        28.32
70.01% to 75.00%      230        46,820,051      3.91      7.033       579         203,565       73.76         57.02        23.70
75.01% to 80.00%      431        94,651,547      7.91      6.986       583         219,609       79.17         56.32        32.05
80.01% to 85.00%      526       111,776,618      9.34      7.032       590         212,503       84.27         57.99        28.10
85.01% to 90.00%      823       154,037,585     12.87      7.292       610         187,166       89.58         55.81        30.53
90.01% to 95.00%      640        97,213,411      8.12      7.658       622         151,896       94.66         50.86        32.57
95.01% to 100.00%   5,167       610,633,098     51.03      7.572       646         118,179       99.96         38.54        44.55
                    -----    --------------    ------      -----       ---        --------       -----         -----        -----
TOTAL:              8,252    $1,196,628,713    100.00%     7.377%      622        $145,011       91.39%        46.89%       37.05%

2. DTI

                    NUMBER     AGGREGATE        PERCENT               WEIGHTED     AVERAGE      WEIGHTED
                      OF       PRINCIPAL          OF       WEIGHTED   AVERAGE     PRINCIPAL      AVERAGE       PERCENT
                   MORTGAGE     BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE      COMBINED         FULL       PERCENT
DTI                 LOANS     OUTSTANDING         POOL      COUPON     SCORE      OUTSTANDING      LTV      DOCUMENTATION     IO
---                 -----     -----------         ----      ------     -----      -----------      ---      -------------     --
0.00% or less          3     $      526,626      0.04%      7.078%       647       $175,542       77.64%         0.00%        0.00%
0.01% to 20.00%       141        20,863,973      1.74       7.302        607        147,971       87.13         51.02        36.91
20.01% to 25.00%      244        30,016,937      2.51       7.400        609        123,020       86.86         56.01        27.87
25.01% to 30.00%      485        63,720,559      5.33       7.286        609        131,383       87.14         61.51        24.10
30.01% to 35.00%      834       110,263,413      9.21       7.347        617        132,210       89.86         52.46        34.09
35.01% to 40.00%    1,384       192,957,190     16.13       7.380        623        139,420       90.87         47.54        36.63
40.01% to 45.00%    2,216       315,403,423     26.36       7.430        628        142,330       92.80         40.64        39.85
45.01% to 50.00%    2,474       388,154,008     32.44       7.379        624        156,893       92.52         42.68        40.62
50.01% to 55.00%      449        71,740,585      6.00       7.261        609        159,779       89.87         68.40        27.76
55.01% to 60.00%       22         2,981,998      0.25       7.454        623        135,545       92.45         67.12        11.86
                    -----    --------------    ------       -----        ---       --------       -----         -----        -----
TOTAL:              8,252    $1,196,628,713    100.00%      7.377%       622       $145,011       91.39%        46.89%       37.05%

3. PRODUCT TYPES

                               NUMBER       AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                                 OF         PRINCIPAL       OF     WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                               MORTGAGE      BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    COMBINED       FULL      PERCENT
PRODUCT TYPES                   LOANS      OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION    IO
-------------                   -----      -----------     ----     ------    -----    -----------    ---     -------------    --
2/28 1 Year LIBOR                 18     $    3,502,382     0.29%   7.896%      603      $194,577     88.51%       34.56%      0.00%
2/28 1 Year LIBOR 24
  Month IO                         1            196,000     0.02    6.450       651       196,000     80.00       100.00     100.00
2/28 LIBOR                     2,652        409,229,265    34.20    7.383       603       154,310     90.18        53.59       0.00
2/28 LIBOR 24 Month IO           438         81,405,347     6.80    6.777       625       185,857     96.55        51.32     100.00
2/28 LIBOR 60 Month IO           987        280,060,656    23.40    6.777       639       283,749     93.25        32.98     100.00
2/28 LIBOR 40 Year
  Amortization                    55         16,572,792     1.38    6.555       646       301,323     91.06        19.15       0.00
3/27 1 Year LIBOR                  1            114,199     0.01    6.700       619       114,199    100.00         0.00       0.00
3/27 LIBOR                       413         68,818,836     5.75    7.088       611       166,632     87.48        54.23       0.00
3/27 LIBOR 36 Month IO            40          7,567,867     0.63    6.644       625       189,197     94.12        75.28     100.00
3/27 LIBOR 60 Month IO           209         57,691,727     4.82    6.684       648       276,037     91.36        42.53     100.00
3/27 LIBOR 40 Year
  Amortization                     5          1,873,762     0.16    6.371       607       374,752     85.02        29.05       0.00
5/25 LIBOR                        29          4,853,527     0.41    6.678       623       167,363     87.36        52.42       0.00
5/25 LIBOR 60 Month IO            28          6,347,161     0.53    6.349       669       226,684     94.06        55.77     100.00
5/25 LIBOR 120 Month IO            2            449,840     0.04    7.039       681       224,920    100.00         0.00     100.00
5/25 LIBOR 40 Year
  Amortization                     3            627,678     0.05    6.395       639       209,226     83.74        48.03       0.00
Six Month LIBOR                   53          9,162,378     0.77    6.701       595       172,875     92.90        49.73       0.00
15/30 Balloon                  1,656         87,465,106     7.31   10.375       658        52,817     99.63        30.41       0.00
30/40 Balloon                      1            270,144     0.02    7.700       645       270,144    100.00         0.00       0.00
10 Year Fixed                      3            147,933     0.01    7.401       554        49,311     51.89       100.00       0.00
15 Year Fixed                     80          5,261,968     0.44    8.058       619        65,775     81.31        67.75       0.00
20 Year Fixed                    787         27,172,594     2.27   10.532       622        34,527     95.81        44.82       0.00
25 Year Fixed                      2            243,271     0.02    8.623       612       121,636     95.59       100.00       0.00
30 Year Fixed                    740        118,021,489     9.86    7.070       608       159,488     83.09        65.23       0.00
30 Year Fixed 24 Month IO          1            179,920     0.02    7.550       631       179,920    100.00         0.00     100.00
30 Year Fixed 60 Month IO         48          9,392,873     0.78    6.819       650       195,685     93.47        46.40     100.00
                               -----     --------------   ------    -----       ---      --------     -----        -----      -----
TOTAL:                         8,252     $1,196,628,713   100.00%   7.377%      622      $145,011     91.39%       46.89%     37.05%